UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2026 (May 26, 2026)

Merck & Co., Inc.

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-6571 (Commission File Number)	22-1918501 (I.R.S. Employer Identification No.)

126 East Lincoln Avenue, Rahway, NJ (Address of principal executive offices)	07065 (Zip Code)

(732) 594-4000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock ($0.50 par value)	MRK	New York Stock Exchange
1.875% Notes due 2026	MRK/26	New York Stock Exchange
3.250% Notes due 2032	MRK/32	New York Stock Exchange
2.500% Notes due 2034	MRK/34	New York Stock Exchange
1.375% Notes due 2036	MRK 36A	New York Stock Exchange
3.500% Notes due 2037	MRK/37	New York Stock Exchange
3.700% Notes due 2044	MRK/44	New York Stock Exchange
3.750% Notes due 2054	MRK/54	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of Shareholders of Merck & Co., Inc. (the “Company”) was held on May 26, 2026.

(b) Shareholders voted on the matters set forth below:

1.	The following nominees were elected to the Company’s Board of Directors to hold office until the Company’s next Annual Meeting of Shareholders and received the number of votes set forth opposite their names:

Names	Votes For	Votes Against	Abstentions	Broker Non-Votes
Douglas M. Baker, Jr.	1,849,536,622	5,420,062	2,563,716	283,983,197
Mary Ellen Coe	1,839,523,954	15,699,812	2,296,634	283,983,197
Pamela J. Craig	1,805,030,600	48,837,633	3,652,167	283,983,197
Robert M. Davis	1,729,744,541	117,936,777	9,839,082	283,983,197
Thomas H. Glocer	1,733,084,321	121,844,310	2,591,769	283,983,197
Surendralal L. Karsanbhai	1,832,639,394	21,031,536	3,849,470	283,983,197
Risa J. Lavizzo-Mourey, M.D.	1,838,747,154	16,432,343	2,340,903	283,983,197
Stephen L. Mayo, Ph.D.	1,849,015,649	6,015,256	2,489,495	283,983,197
Paul B. Rothman, M.D.	1,835,774,436	19,226,470	2,519,494	283,983,197
Patricia F. Russo	1,636,745,520	217,186,188	3,588,692	283,983,197
Christine E. Seidman, M.D.	1,848,205,743	7,001,420	2,313,237	283,983,197
Inge G. Thulin	1,822,902,605	32,175,009	2,442,786	283,983,197
Kathy J. Warden	1,821,054,647	32,894,586	3,571,167	283,983,197

2.	Non-binding advisory vote to approve the compensation of our named executive officers:

1,730,192,132	votes FOR

109,310,633	votes AGAINST

18,017,635	shares abstained from voting

283,983,197	broker non votes

3.	Ratification of the appointment of the Company’s independent registered public accounting firm for 2026:

2,011,579,504	votes FOR

126,487,980	votes AGAINST

3,436,113	shares abstained from voting

1

4.	Shareholder proposal regarding a report on DEI risks in federal contracting:

22,754,046	votes FOR

1,812,455,404	votes AGAINST

22,310,950	shares abstained from voting

283,983,197	broker non votes

5.	Shareholder proposal regarding a report on healthcare coverage gaps:

23,597,628	votes FOR

1,811,874,302	votes AGAINST

22,048,470	shares abstained from voting

283,983,197	broker non votes

6.	Shareholder proposal regarding a report on political contributions:

227,074,175	votes FOR

1,606,594,343	votes AGAINST

23,851,882	shares abstained from voting

283,983,197	broker non votes

A majority of the votes cast was required for all six proposals to be approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merck & Co., Inc.

Date: May 28, 2026	By:	/s/ Kelly E. W. Grez
Kelly E. W. Grez
Corporate Secretary